UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2015

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Houston Center, 909 Fannin, Suite 3100,

Houston, TX 77010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

MRC Global Inc. (the “Company”) furnished certain information contained in an investor presentation (the “Presentation”) to the Securities and Exchange Commission (the “SEC”) under Item 7.01 of the Company’s Current Report on Form 8-K on August 10, 2015.

After receiving an additional month of data upon which the Company’s last-in, first-out (“LIFO”) inventory accounting reserve is based, the Company would like to reconfirm certain guidance set forth in the Presentation with one exception: The LIFO benefit for 2015 is now expected to be $45 million.

The information contained herein and in the Presentation is summary information that should be considered in the context of the Company’s filings with the SEC and other public announcements that the Company may make by press release or otherwise from time to time. The information contained herein speaks as of the date of this Current Report on Form 8-K. While the Company may elect to update the information contained herein and in the Presentation in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so. The information contained herein and in the Presentation will also be posted in the Investor Relations section of the Company’s website, www.mrcglobal.com, for 90 days.

The information referenced under Item 7.01 of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information set forth in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement, report or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “expected”, “looking forward”, “guidance” and similar expressions are intended to identify forward-looking statements.

Statements about the Company’s business, including its strategy, the impact of changes in oil prices and customer spending, its industry, the Company’s future profitability, the Company’s guidance on its sales, adjusted EBITDA, adjusted gross profit, tax rate, capital expenditures and cash flow, the Company’s expectations regarding the pay down of its debt, growth in the Company’s various markets and the Company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond the Company’s control, including the factors described in the Company’s SEC filings that may cause the Company’s actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements.

These risks and uncertainties include (among others) decreases in oil and natural gas prices; decreases in oil and natural gas industry expenditure levels, which may result from decreased oil and natural gas prices or other factors; increased usage of alternative fuels, which may negatively affect oil and natural gas industry expenditure levels; U.S. and international general economic conditions; the Company’s ability to compete successfully with other companies in the Company’s industry; the risk that manufacturers of the products the Company distributes will sell a substantial amount of goods directly to end users in the industry sectors the Company serves; unexpected supply shortages; cost increases by the Company’s suppliers; the Company’s lack of long-term contracts with most of its suppliers; suppliers’

price reductions of products that the Company sells, which could cause the value of the Company’s inventory to decline; decreases in steel prices, which could significantly lower the Company’s profit; increases in steel prices, which the Company may be unable to pass along to its customers which could significantly lower its profit; the Company’s lack of long-term contracts with many of its customers and the Company’s lack of contracts with customers that require minimum purchase volumes; changes in the Company’s customer and product mix; risks related to the Company’s customers’ creditworthiness; the success of the Company’s acquisition strategies; the potential adverse effects associated with integrating acquisitions into the Company’s business and whether these acquisitions will yield their intended benefits; the Company’s significant indebtedness; the dependence on the Company’s subsidiaries for cash to meet its debt obligations; changes in the Company’s credit profile; a decline in demand for certain of the products the Company distributes if import restrictions on these products are lifted; environmental, health and safety laws and regulations and the interpretation or implementation thereof; the sufficiency of the Company’s insurance policies to cover losses, including liabilities arising from litigation; product liability claims against the Company; pending or future asbestos-related claims against the Company; the potential loss of key personnel; interruption in the proper functioning of the Company’s information systems and the occurrence of cyber security incidents; loss of third-party transportation providers; potential inability to obtain necessary capital; risks related to adverse weather events or natural disasters; impairment of the Company’s goodwill or other intangible assets; adverse changes in political or economic conditions in the countries in which the Company operates; exposure to U.S. and international laws and regulations, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act and other economic sanction programs; risks associated with international stability and geopolitical developments; risks relating to ongoing evaluations of internal controls required by Section 404 of the Sarbanes-Oxley Act; the impact on us of changes in generally accepted accounting principles or tax laws or adverse positions taken by taxing authorities in the countries in which the Company operates; and compliance with and changes in laws and regulations in the countries in which we operate.

For a discussion of key risk factors, please see the risk factors disclosed in the Company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the Company’s website, www.mrcglobal.com. The Company’s filings and other important information are also available in the Investor Relations section of the Company’s website at www.mrcglobal.com.

Undue reliance should not be placed on the Company’s forward-looking statements. Although forward-looking statements reflect the Company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2015

MRC GLOBAL INC.

By:	/s/ James E. Braun
James E. Braun
Executive Vice President and Chief Financial Officer

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